Securities Act File No. 33-56094


                               INTERNATIONAL FUNDS

                       SUPPLEMENT DATED NOVEMBER 16, 2001
                                 TO THE CLASS Q
                         INTERNATIONAL FUNDS PROSPECTUS
                DATED MAY 1, 2001, AS SUPPLEMENTED AUGUST 1, 2001

On November 2, 2001, the Board of Directors/Trustees of the Pilgrim Funds approved a proposal to reorganize Pilgrim International Core Growth Fund ("International Core Growth Fund") into Pilgrim International Fund ("International Fund") (the "Reorganization").

The proposed Reorganization is subject to approval by shareholders of International Core Growth Fund. If shareholder approval is obtained, it is expected that the Reorganization would take place in the first half of 2002.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE